UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2021

BEARD ENERGY TRANSITION ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41098	86-1990354
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

595 Madison Avenue, 29th Floor New York, NY 10022 (Address of principal executive offices, including zip code)

(214) 833-8913

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one warrant	BRD U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	BRD	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BRD WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities

On November 29, 2021, simultaneously with the closing of the initial public offering (the “IPO”) of Beard Energy Transition Acquisition Corp. (the “Company”) and pursuant to a Private Placement Warrants Agreement (the “Private Placement Warrants Agreement”), dated November 23, 2021, by and between the Company and Beard Energy Transition Acquisition Sponsor LLC (the “Sponsor”), the Company completed the private sale of an aggregate of 12,225,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds of $12,225,000. Each Private Placement Warrant is exercisable to purchase for $11.50 one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”). The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The foregoing description is qualified in its entirety by reference to the full text of the Private Placement Warrants Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated in this Item 3.02 by reference

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 23, 2021, Charles Cherington and Robert C. Reeves were appointed as members of the board of directors of the Company (the “Board”). The Board has determined that Messrs. Cherington and Reeves are “independent directors” as defined in the New York Stock Exchange listing standards and applicable Securities and Exchange Commission (the “Commission”) rules. Mr. Reeves serves on the audit committee as chair of the audit committee, and Mr. Cherington serves on the compensation committee and nominating and corporate governance committee as chair of each of the compensation committee and the nominating and corporate governance committee. Mr. Cherington and Mr. Reeves received membership interests in the Sponsor that entitle each of them to the economics of 50,000 shares of the Company’s Class V common stock, par value $0.0001 per share, held by the Sponsor in November 2021.

On November 23, 2021, Sarah James was appointed as Chief Financial Officer and Principal Financial Officer of the Company, replacing Gregory A. Beard who previously served in such roles.

For additional information regarding each of Ms. James and Messrs. Cherington and Reeves, please see the Company’s Registration Statement and the Prospectus (as defined herein).

On November 23, 2021, the Company entered into indemnification agreements with each of Gregory A. Beard, Sarah James, Charles Cherington and Robert C. Reeves that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description is qualified in its entirety by reference to the full text of the indemnification agreement, the form of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) was approved on November 23, 2021 and declared effective on November 24, 2021. A description of the Certificate is contained in the section of the prospectus, dated November 23, 2021, forming a part of the Company’s registration statement on Form S-1, as amended (File No. 333-254049) (the “Registration Statement”), and filed pursuant to Rule 424(b) under the Securities Act on November 24, 2021 (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Certificate, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 8.01 Other Events.

On November 23, 2021, the Registration Statement was declared effective by the Commission, and the Company subsequently filed the Prospectus on November 24, 2021. On November 29, 2021, the Company completed its IPO of 23,000,000 units (the “Units”), including 3,000,000 Units that were issued pursuant to the underwriters’ exercise of their over-allotment option in full. The Units were issued pursuant to an underwriting agreement (the “Underwriting Agreement”), dated November 23, 2021, between the Company, on the one hand, and Citigroup Global Markets Inc., on the other hand. Each Unit had an offering price of $10.00 and consists of one share of Class A Common Stock and one-half of one redeemable warrant of the Company (each such whole warrant, a “Public Warrant”). Each Public Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $234,625,500, including $8,050,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to pay taxes of either the Company or Opco, the proceeds from the IPO and the portion of the proceeds from the sale of the Private Placement Warrants deposited in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public stockholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any shares issued in the IPO and properly submitted in connection with a stockholder vote to approve an amendment to the Company’s Certificate (i) in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of the shares issued in the IPO if it has not consummated an initial business combination within 18 months (or 21 months if such date is extended as described in the Prospectus) from the closing of the IPO, or (ii) with respect to any other provision relating to the rights of holders of the Company’s Class A Common Stock or pre-initial business combination activity , or (c) the redemption of the shares issued in the IPO if the Company does not complete a business combination within 18 months (or 21 months if such date is extended as described in the Prospectus) from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company also entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	The Underwriting Agreement, dated as of November 23, 2021, by and between the Company and Citigroup Global Markets Inc.
•	A Private Warrant Agreement, dated November 23, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
•	A Public Warrant Agreement, dated November 23, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated November 23, 2021, among the Company, its officers and directors and the Sponsor.

•	An Investment Management Trust Agreement, dated November 23, 2021, between the Company, Opco and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated November 23, 2021, among the Company, the Sponsor and certain other security holders named therein.

•	An Administrative Services Agreement, dated November 23, 2021, between the Company, Opco, Beard Energy Transition Acquisition Holdings Sub LLC and the Sponsor.

•	A Second Amended and Restated Limited Liability Company Agreement of Opco, dated November 23, 2021.

Each of the foregoing agreements is attached as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4 and 10.6, respectively, and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated as of November 23, 2021, by and between the Company and Citigroup Global Markets Inc.

3.1	Amended and Restated Certificate of Incorporation, dated November 23, 2021, of the Company.

4.1	Private Warrant Agreement, dated November 23, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Public Warrant Agreement, dated November 23, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated November 23, 2021, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated November 23, 2021, between the Company, Opco and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated November 23, 2021, among the Company, the Sponsor and certain other security holders named therein.

10.4	Administrative Services Agreement, dated November 23, 2021, between the Company, Opco, Beard Energy Transition Acquisition Holdings Sub LLC and the Sponsor.

10.5	Private Placement Warrants Purchase Agreement, dated November 23, 2021, between the Company and the Sponsor.

10.6	Second Amended and Restated Limited Liability Company Agreement of Opco, dated November 23, 2021.

10.7	Form of Indemnification Agreement, dated November 23, 2021.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEARD ENERGY TRANSITION Acquisition Corp.

Date: November 30,2021	By:	/s/ Gregory A. Beard
	Name:	Gregory A. Beard
	Title:	Chief Executive Officer